Exhibit 10.1
DOUBLE EAGLE PETROLEUM CO.
2007 STOCK INCENTIVE PLAN
     This 2007 Stock Incentive Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to Double Eagle Petroleum Co. (the “Company”).
     1. Definitions.
          The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:
          Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.
          Award: Any Option, Restricted Stock, SAR or any combination thereof, together with any other right or interest granted to a Participant pursuant to this Plan.
          Board: The Board of Directors of Double Eagle Petroleum Co.
          Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.
          Code: The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.
          Common Stock: The Common Stock of Double Eagle Petroleum Co.
          Company: Double Eagle Petroleum Co., a corporation incorporated under the laws of Maryland, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.
          Compensation Committee: The Plan shall be administered by the Compensation Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate; provided, however, that, unless otherwise determined by the Board, the Compensation Committee shall consist solely of two or more directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3; and (ii) and an “outside director” as defined under Section 162(m) of the Code, unless administration of this Plan by an “outside director” has not been required in order to qualify for tax deductibility under Section 162(m) of the Code.
          Continuous Status: The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether

Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.
          Date of Grant: The date on which any Award is granted under the Plan.
          Eligible Person: Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.
          Employee: An Employee is an employee of the Company or any Related Company.
          Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
          Exercise Price: The price per share of Common Stock payable upon exercise of an Option.
          Fair Market Value: Fair Market Value of a share of Common Stock shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Compensation Committee.
          Incentive Stock Options (“ISOs”): An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
          Non-Incentive Stock Options (“Non-ISOs”): Options which are not intended to qualify as “Incentive Stock Options” under Section 422 of the Code or any successor provision thereto.
          Option: The rights granted to an Eligible Person to purchase Common Stock pursuant to the terms and conditions of an Agreement.
          Option Shares: The shares of Common Stock underlying an Option granted to an Eligible Person.
          Optionee: An Eligible Person who has been granted an Option.
          Participant: A person who has been granted an Option, Restricted Stock, SAR or any combination thereof which remains outstanding, including a person who is no longer an Eligible Person.
          Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Compensation Committee.
          Restricted Stock: An Award of shares of Common Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.
          Rule 16b-3: Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.
          Securities Act: The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          Stock Appreciation Right (“SAR”): A right, granted to a Participant pursuant to Section 15, to receive Common Stock, cash or a combination thereof at the end of a specified period based on the appreciation of the Company’s Common Stock during such specified period.
     2. Purpose and Scope.
          (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.
          (b) This Plan authorizes the Compensation Committee to grant (i) Options to purchase shares of Common Stock; (ii) Restricted Stock; (iii) SARs; or (iv) any combination thereof, to Eligible Persons selected by the Compensation Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.
     3. Administration of the Plan. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the authority granted to it under this section and under each other section of the Plan. The Compensation Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.
          In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Compensation Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Restricted Stock or SARs to be subject to each Award, (ii) the time at which each Award is to be granted, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted, (iv) the Fair Market Value of the Common Stock, (v) whether to accelerate the time of exercisability of any Award that has been granted, (vi) the period or periods and extent of exercisability of the Options and (vii) the manner in which an Option becomes exercisable. In addition, the Compensation Committee shall fix such other terms of each Award as the Compensation Committee may deem necessary or desirable. The Compensation Committee shall determine the form, terms and provisions of each Agreement to evidence each Award (which need not be identical).
          The Compensation Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Compensation Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.
          All actions taken and all interpretations and determinations made by the Compensation Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Compensation Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Compensation Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.
     4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Compensation Committee is authorized to grant Options, Restricted Stock, SARs or any combination thereof with respect to, a total number, not in excess of 500,000 shares of

Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16. All or any unsold shares subject to any Option, Restricted Stock, SAR or combination thereof, that for any reason expires or otherwise terminates may again be made subject to any Option, Restricted Stock, SAR or combination thereof, under the Plan. No Eligible Person may be granted Options, Restricted Stock, SARs or any combination thereof under this Plan covering in excess of an aggregate of 500,000 Option Shares and shares of Restricted Stock and SARs in any calendar year, subject to adjustments pursuant to Section 16.
     5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and SARs under the Plan.
     6. Option Price. The Exercise Price for the Option Shares shall be established by the Compensation Committee or shall be determined by a method established by the Compensation Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant).
     7. Duration and Exercise of Options.
          (a) The option period shall commence on the Date of Grant and shall be as set by the Compensation Committee, but not to exceed 10 years in length.
          (b) The Compensation Committee may determine whether any Option shall be exercisable in installments only; if the Compensation Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.
          (c) The Compensation Committee shall establish and set forth in each Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Compensation Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.
          (d) Each Option shall be exercised in whole or in part by delivery to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate purchase price for the Option Shares purchased is at least $1,000.
          (e) No Option may be granted under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.
     8. Payment for Option Shares. If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Compensation Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company’s Common Stock owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Compensation Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Compensation Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.
     9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option, Restricted Stock Award, SAR or any combination thereof granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.
     10. Nontransferability of Option. Except as otherwise provided by the Compensation Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.
     11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.
     12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.
     13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.
     Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the

Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.
     14. Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.
     15. Restricted Stock and SARs.
          (a) Restricted Stock. The Compensation Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:
          i. Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Compensation Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
          ii. Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Compensation Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
          iii. Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

          (b) SARs. The Compensation Committee is authorized to grant SARs to Participants, which are rights to receive Common Stock, cash or a combination thereof at the end of a specified period based on the appreciation of the Company’s Common Stock during such specified period, subject to the following terms and conditions:
          i. Award and Restrictions. Settlement of an Award of SARs shall occur upon expiration of the specified period for such SAR by the Compensation Committee (or, if permitted by the Compensation Committee, as elected by the Participant). In addition, SARs shall be subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may impose, if any, which restrictions may lapse at the expiration of the specified period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Compensation Committee may determine. SARs shall be satisfied by the delivery of cash, Common Stock or a combination thereof in an amount equal to the value of the appreciation of the specified number of shares of Common Stock covered by SARs during the relevant period, as determined by the Compensation Committee.
          ii. Dividend Equivalents. Unless otherwise determined by the Compensation Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of SARs shall be either (a) paid with respect to such SARs on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such SARs and the amount or value thereof automatically deemed reinvested in additional SARs, other Awards or other investment vehicles, as the Compensation Committee shall determine or permit the Participant to elect.
          (c) Waiver of Restrictions. The Compensation Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or SARs under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate; provided, however, that the Compensation Committee may not adjust performance goals for any Restricted Stock or SARs intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or SAR is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.
     16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Compensation Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock, SARs or any combination thereof as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.
     17. Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company’s securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective March 13, 2007. The Plan shall terminate at midnight on March 13, 2017, except as to Options or SARs previously granted and outstanding under the Plan at that time. No Options, Restricted Stock, SARs or any combination thereof shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock, SARs or any combination thereof then outstanding under the Plan.
     18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares, Restricted Stock or SARs.
     19. Change in Control.
          In the event of a Change in Control of the Company, (a) the Compensation Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Restricted Stock and SARs, and (b) with respect to Options, Restricted Stock and SARs, the Compensation Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and SAR for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and SAR had the instrument been currently exercisable, (ii) adjust the terms of the Awards in a manner determined by the Compensation Committee to reflect the Change in Control, (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and SARs, or the substitution for such Options, Restricted Stock, SARs or any combination thereof of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and SARs, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options or SARs may be exercised for a limited period of time on or before a specified date fixed by the Compensation Committee, after which specified date, all unexercised Options or SARs and all rights of Optionees and SAR participants thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.
     20. Amendment.
          (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement.

          (b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent.
          (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.
     21. Other Provisions.
          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.
          (b) Any expenses of administering the Plan shall be borne by the Company.
          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.
          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Maryland.
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